Exhibit 10.2

THIRD AMENDMENT AGREEMENT
THIRD AMENDMENT AGREEMENT dated as of June 28, 2018 (this “Agreement”), among Olin Corporation, a Virginia corporation (the “Company”), Olin Canada ULC, an unlimited company amalgamated under the laws of Nova Scotia (the “Canadian Borrower”), Blue Cube Spinco LLC, a Delaware limited liability company (formerly known as Blue Cube Spinco Inc.) (the “Spinco Borrower” and collectively with the Company and the Canadian Borrower, the “Borrowers”), the Lenders referred to below who have delivered signature pages hereto and Wells Fargo Bank, National Association, as administrative agent under the Existing Credit Agreement referred to below (in such capacity, the “Administrative Agent”).
A.Pursuant to that certain Amendment Agreement dated as of June 23, 2015 (the “First Amendment Agreement”) among the Borrowers, the lenders party thereto and the Administrative Agent, the parties to the Amendment Agreement agreed to the terms of the Amended and Restated Credit Agreement, dated as of October 5, 2015 (as further amended by that certain Second Amendment Agreement dated as of March 9, 2017 by and among the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent, the “Existing Credit Agreement”)), by and among the Borrowers, the Lenders and the Administrative Agent, pursuant to which the Lenders have extended, and have agreed to extend, credit to the Borrowers. The Existing Credit Agreement as amended by this Agreement is hereinafter referred to as the “Credit Agreement”.
B.The Borrowers have requested, and subject to the terms and conditions set forth herein, the Lenders party hereto have agreed, to amend the Existing Credit Agreement as set forth herein.
C.Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Amendments to Existing Credit Agreement. The parties hereto hereby agree that, effective as of the Third Amendment Effective Date (as defined below):
(a)Section 1.01 of the Existing Credit Agreement is hereby amended to insert the following new definitions in their correct alphabetical order:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Fitch” means Fitch Ratings, Inc. and any successor thereto.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(b)Section 1.01 of the Existing Credit Agreement is hereby amended by restating the definition of “Investment Grade Rating” in its entirety as follows:
“Investment Grade Rating” means a corporate credit rating and/or family rating and/or issuer default rating, as applicable, of any two of the following: BBB- or higher by S&P, Baa3 or higher by Moody’s and/or BBB- or higher by Fitch.
(c)Section 4.01 of the Existing Credit Agreement is hereby amended:

(i)	By amending and restating clauses (a) and (b) in their entirety as follows:
“(a)    Each Borrower is a corporation or other organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization indicated at the beginning of this Agreement, has all requisite corporate or other organizational power and authority to conduct its business, to own its properties and assets as it is now conducted and as proposed to be conducted and is qualified or licensed to do business as a foreign corporation or organization in good standing in all jurisdictions in which the conduct of its business requires it to so qualify or be licensed except where the failure to do so, individually or in the aggregate, could not reasonably be expected to materially and adversely affect the ability of such Borrower to perform its obligations under any Loan Document.
(b) The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party, including such Borrower’s use of the proceeds hereof, are (i) within such Borrower’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and (ii) do not (x) contravene such Borrower’s charter, articles, by-laws or other organizational documents or (y) contravene law (including Regulations T, U and X issued by the Board of Governors of the Federal Reserve Board) or any material contractual restriction binding on or affecting such Borrower or (z) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Company or any of its Subsidiaries.”

(ii)	By adding the following new clause (o) at the end of such section as follows:
“(o)    The Borrowers are not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans for the repayment of any Advances, Letters of Credit or the Commitments.”
(d)Section 5.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (d) in its entirety as follows:
“(d)    Preservation of Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate or other organizational existence, and the rights (charter and statutory) and franchises material to the business of the Company and its Subsidiaries, taken as a whole; provided, however, that (i) the Company and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(c), (ii) neither the Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Company, such Subsidiary or the Lenders and (iii) no Subsidiary shall be required to preserve its corporate or other organizational existence if the Company has determined to liquidate or dissolve such Subsidiary and such liquidation or dissolution will not violate any other provision of this Agreement.”

(e)Section 5.01(i) of the Existing Credit Agreement is hereby amended to replace the phrase “Furnish to each Lender” with “Furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice)”.
(f)Section 5.01 of the Existing Credit Agreement is hereby amended to add the following new Section 5.01(k) to the end thereof:
“(k)    Beneficial Ownership Regulation. The Company shall (a) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (b) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.”
(g)Section 5.02(b)(vii) of the Existing Credit Agreement is hereby amended to replace the reference to “$40,000,000” with “$85,000,000”.
(h)Section 6.01(e) of the Existing Credit Agreement is hereby amended to replace the phrase “corporate action” with “corporate or other organizational action”.
(i)Article X of the Existing Credit Agreement is amended to add the following new Section 10.19 at the end thereof and in connection therewith the table of contents shall be amended to include a reference to “Section 10.19 Certain ERISA Matters”:
“10.19    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower, that at least one of the following is and will be true:
(i)     such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Advances, the Letters of Credit or the Commitments;
(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement;
(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement; or
(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)     In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower, that:
(i)     none of the Administrative Agent, any Arranger nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);
(ii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);
(iii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations of the Borrowers under the Agreement);
(iv)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Advances, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)     no fee or other compensation is being paid directly to the Administrative Agent, each Arranger or their respective Affiliates for investment advice (as opposed to other services) in connection with the Advances, the Letters of Credit, the Commitments or this Agreement.
(c)    The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Advances, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Advances, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Advances, the

Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”
SECTION 3.    Representations and Warranties. Effective on the Third Amendment Effective Date, the Company represents and warrants to each of the Lenders and the Administrative Agent that:
(a)the execution, delivery and performance by each of the Company, the Spinco Borrower and the Canadian Borrower of this Agreement (i) is within such Person’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action and (iii) do not (x) contravene such Person’s charter, articles, by-laws or other organizational documents or (y) contravene law (including Regulations T, U and X issued by the Board of Governors of the Federal Reserve Board) or any material contractual restriction binding on or affecting such Person or (z) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Company or any of its Subsidiaries;
(b)after giving effect to this Agreement, the representations and warranties set forth in Section 4.01 of the Existing Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof; and
(c)as of the Third Amendment Effective Date, immediately prior to and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.
SECTION 4.    Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Third Amendment Effective Date”):
(a)The Administrative Agent shall have received counterparts of this Agreement executed by the Borrowers, the Majority Lenders and the Administrative Agent;
(b)Each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Borrower;
(c)The Borrowers shall have paid all fees and expenses payable to the Administrative Agent and the Lead Arrangers as separately agreed to in connection with this Agreement; and
(d)The representations and warranties in Section 3 of this Agreement shall be true and correct as of the Third Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.
SECTION 5.    Acknowledgement and Confirmation. Each of the Borrowers hereby agrees that (a) with respect to each Loan Document to which it is a party, after giving effect to this Agreement and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Loan Document, including any guarantee obligations are hereby confirmed and reaffirmed and shall, except as expressly set forth herein, remain unmodified and in full force and effect on a continuing basis, (b) the Existing Credit Agreement and each other Loan Document, as specifically amended pursuant to this Agreement, shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and (c) this Amendment shall constitute a Loan Document.
SECTION 6.    No Waivers. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Borrower under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 7.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.07 and 10.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.
SECTION 8.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 6 hereof. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9.    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 10.    Costs and Expenses. The Company hereby reconfirms its obligations pursuant to Section 10.04(a) of the Existing Credit Agreement and the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 11.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

OLIN CORPORATION

By:	/s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: Vice President & Treasurer

OLIN CANADA ULC

By:	/s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: Vice President & Treasurer

BLUE CUBE SPINCO LLC

By:	/s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: Vice President & Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By:	/s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Managing Director

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BANK OF AMERICA, N.A., as Lender

By:	/s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

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CITIBANK, N.A., as a Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director

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MUFG BANK, LTD. (formerly known as The Bank of
Tokyo-Mitsubishi UFJ, Ltd.), as a Lender

By:	/s/ Mark Campbell
Name: Mark Campbell
Title: Authorized Signatory

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MITSUBISHI UFJ LEASE & FINANCE (U.S.A.) Inc.,
as a Lender

By:	/s/ Kei Mitarai
Name: Kei Mitarai
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Caleb A. Shapkoff
Name: Caleb A. Shapkoff
Title: Vice President

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THE TORONTO-DOMINION BANK, as a Lender

By:	/s/ Ian Sinclair
Name: Ian Sinclair
Title: Senior Analyst
National Accounts

By:	/s/ Kyla Rackley
Name: Kyla Rackley
Title: Manager Commercial Credit

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ING BANK, A BRANCH OF ING-DIBA AG, as a
Lender

By:	/s/ Wouter Jansen
Name: Wouter Jansen
Title: Director

By:	/s/ Sascha Weyrich
Name: Sascha Weyrich
Title: Vice President

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ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

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DEUTSCHE BANK AG NEW YORK BRANCH, as a
Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

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INTESA SANPAOLO S.P.A. - NEW YORK BRANCH,
as a Lender

By:	/s/ William S. Denton
Name: William S. Denton
Title: Global Relationship Manager

By:	/s/ John Michalisin
Name: John Michalisin
Title: FVP & Relationship Manager

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BRANCH BANKING AND TRUST COMPANY, as a
Lender

By:	/s/ Trevor H. Williams
Name: Trevor H. Williams
Title: Assistant Vice President

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

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